UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(AMENDMENT NO. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2020

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	001-39052	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street 18th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant’s telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 19, 2020, the Audit Committee of the Board of Directors of Toga Limited (the “Company”) concluded, after discussion with the Company’s management, that the Company’s consolidated financial statements for the (i) year ended July 31, 2019, (ii) interim period ended January 31, 2019, (iii) interim period ended April 30, 2019, (iv) interim period ended October 31, 2019, (v) interim period ended January 31, 2020, and (vi) interim period April 30, 2020 (collectively, the “Non-Reliance Periods”) should no longer be relied upon due to errors in the consolidated financial statements and should be restated. Similarly, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon. In addition, the audit report of Pinnacle Accountancy Group of Utah (“Pinnacle”) included in the Company’s Annual Report on Form 10-K for the year ended July 31, 2019 (the “2019 Form 10-K”) should no longer be relied upon.

In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2020 (the “2020 Form 10-K”), the Company’s management became aware that the Company’s consolidated financial statements for the Non-Reliance Periods contained errors related to revenue recognition for one or more of the Company’s subsidiaries engaged in the Company’s direct sales business. In such instances, the Company improperly recognized the cash proceeds from sales of membership packages to its independent agents as revenues, rather than as deferred revenue. In accordance with Accounting Standards Codification 606, Revenues from Contracts with Customers, the proceeds should have been recognized as revenue upon the satisfaction of the subsidiary’s performance obligations, which would have been the time of shipment of inventory to such independent agents. This resulted in an overstatement of revenue and an understatement of deferred revenue. The Company is unable at this time to estimate the amount and full effect of the restatements in the Non-Reliance Periods.

The Company is working to complete the restatement of its financial statements for the Non-Reliance Periods. The Company is still in the process of determining if it will file the restated consolidated financial statements for the Non-Reliance Periods by filing a comprehensive Form 10-K that includes the restated consolidated financial statements and related financial information for the Non-Reliance Periods or filing amendments to (i) each of the Quarterly Reports on Form 10-Q for the interim periods covered by the Non-Reliance Periods and (ii) the 2019 Form 10-K. The Company intends to restate the consolidated financial statements for the Non-Reliance Periods as soon as practicable. The Company also intends to file the 2020 Form 10-K, which will contain the restated information for the year ended July 31, 2019 as soon as practicable. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Non-Reliance Periods once the Company restates its consolidated financial statements and not rely on any previously issued or filed registration statements or reports, earning press releases, investor presentations or other communications related thereto covering the Non-Reliance Periods.

Management is assessing the effect of the restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report one or more material weaknesses following completion of its investigation of the cause of these restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company’s disclosure controls and procedures and internal control over financial reporting are effective. In addition, the Audit Committee, the Board of Directors, and management have begun evaluating appropriate remediation actions. For example, commencing in January 2021, management intends to implement a new Enterprise Resource Planning (ERP) system with more oversight and control of the Company’s subsidiaries’ financial reporting processes by key members of management.

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The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s current independent registered public accounting firm, Marcum LLP (“Marcum”), and with the Company’s former independent registered public accounting firm, Pinnacle. Both Marcum and Pinnacle were provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures and provide us with a letter stating whether or not they agree with these disclosures. Copies of the letters from Marcum and Pinnacle are attached hereto as Exhibits 7.01 and 7.02, respectively, and which are incorporated herein by reference.

On November 24, 2020, we issued a press release announcing that we intend to restate the Company’s consolidated financial statements for the Non-Reliance Periods. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements.

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, the impact of the restatement and correction of the Company’s previously issued financial statements; the identified weakness in the Company’s internal control over financial reporting and the Company’s ability to remediate that material weakness; any delay in the filing of the 2020 Form 10-K with the SEC; the initiation of legal or regulatory proceedings with respect to the restatement and corrections; the adverse effects on the Company’s business, results of operations, financial condition and stock price as a result of the restatement and correction process; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC available on the SEC’s website at www.sec.gov, including the 2019 Form 10-K. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
7.01	Letter from Marcum LLP dated November 24, 2020
7.02	Letter from Pinnacle Accountancy Group of Utah dated November 23, 2020
99.1	Press Release dated November 24, 2020 (Restatement)

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: November 24, 2020	By:	/s/ Alexander D. Henderson
Alexander D. Henderson
Chief Financial Officer (Principal Financial and Accounting Officer)

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